Exhibit 10.15
CARBONITE (CHINA) CO., LTD.
INCENTIVE UNIT PLAN
1. Purpose. The purpose of this Incentive Unit Plan (the “Plan”) is to provide certain key persons who provide services, directly or indirectly, to Carbonite (China) Co., Ltd. (“Carbonite China”) with an incentive similar to that to be derived from holding shares of Carbonite, Inc., a Delaware corporation and the indirect parent company of Carbonite China (“Carbonite US”). The Plan does not contemplate the issuance of any equity securities, or the issuance of any options, warrants or other rights to acquire any equity securities, of any kind in either Carbonite China or Carbonite US. The Plan only provides for cash payments as incentives upon the happening of certain events as set forth herein.
2. Incentive Units and Administration.
     (a) Incentive Units. Each incentive unit represents a contractual agreement between the Carbonite China and the recipient of such incentive unit (the “Recipient”) with respect to payments to be made by the Carbonite China upon the fulfillment of certain conditions in connection with the consummation of an Organic Event (as defined herein). Incentive units granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Carbonite China, after prior authorization by the Board of Directors of Carbonite US, and are not intended to meet the requirements of any section of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the grant of an incentive unit under the Plan, each Recipient shall execute an incentive unit agreement in a form that is consistent with the Plan and as may be specified by the Board of Directors of Carbonite China. An acceptable form of an incentive unit agreement is attached hereto as Exhibit A and may be modified upon the approval of a majority of the members of the Board of Directors of Carbonite China in its sole discretion. An incentive unit is not an equity interest in Carbonite China or Carbonite US and does not require the Recipient to make any payments to, or any financial investment in, either Carbonite China or Carbonite US. Incentive units shall be granted only to persons who are, at the time of grant, employees, officers, consultants, advisors or directors of Carbonite China. A person who has been granted an incentive unit may, if he or she is otherwise eligible, be granted additional incentive units if a majority of the members of the Board of Directors of Carbonite China, after approval by the Board of Directors of Carbonite US, shall so determine.
     (b) Administration. The Plan will be administered by the action of a majority of the members of the Board of Directors of the Carbonite China, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board of Directors of Carbonite China, acting by a majority of its members, may grant incentive units pursuant to this Plan; provided, however, that all grants of incentive units must first be approved by the Board of Directors of Carbonite US. The Board of Directors of Carbonite China shall have authority, acting by a majority of its members and with the prior approval of the Board of Directors of Carbonite US, and subject to the express provisions of the Plan, to construe the respective incentive unit agreements and the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms and provisions of the respective incentive unit agreements, which need not be identical; to determine the terms and provisions, if any, for the vesting of incentive units and the acceleration of any vesting schedule; and to make all other determinations that are, in the judgment of a majority of the members of the Board of Directors of Carbonite China, necessary or desirable for the administration of the Plan. The Board of Directors of Carbonite China and Carbonite US need not treat each recipient of an incentive unit uniformly. The Board of Directors of Carbonite China, acting by a majority of its members and with the prior approval of the Board of Directors of Carbonite US, may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any incentive unit agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director of either Carbonite China or Carbonite US shall be liable for any action or determination made in good faith. The Board of Directors of Carbonite China may delegate any or all of its powers under the Plan to a committee (the “Committee”) appointed by a majority of the member of the Board of Directors of Carbonite China and approved by the Board of Directors of Carbonite US. If so delegated, all references to the Board of Directors of Carbonite China in the Plan shall mean and relate to such Committee.
     (c) Transferability of Incentive Units. Except as the Board of Directors of Carbonite US may otherwise determine or provide in an incentive unit agreement, incentive units are personal and may not be sold, assigned, transferred, pledged or otherwise encumbered by the Recipient, either voluntarily or by operation of law, except by will or the laws of descent and distribution.
3. Incentive Units Subject to Plan. The maximum number of incentive units which may be issued under the Plan is 60,000 units. If an incentive unit granted under the Plan shall expire or terminate for any reason prior to the consummation of an Asset Sale or Stock Sale (each as defined below) or prior to vesting, such incentive units shall again be available for subsequent grant(s) under the Plan. Vested units terminated from and after a Public Offering (as defined below) may not be available for subsequent grant(s) under the Plan.
          (a) Asset Sale. In the event that all or substantially all of the assets of Carbonite US are sold or transferred to an unaffiliated third party or parties but excluding any such transaction(s) where the stockholders of Carbonite US as constituted immediately prior to such transaction will, immediately after such transaction hold at least fifty percent (50%) of the voting power of the surviving or acquiring entity (an “Asset Sale” or a “Sale Transaction”), then all outstanding incentive units, whether vested or unvested, then owned by a Recipient shall be terminated as of the date of such Sale Transaction, and compensation shall be payable with respect to each incentive unit that is vested as of such termination date in accordance with the provisions of Section 4 below.
          (b) Stock Sale. In the event that an unaffiliated person or persons in a single transaction or series of related transaction, whether by purchase, merger or consolidation, acquires all of the outstanding Common Stock of Carbonite US in a single transaction, in an integrated series of transactions or as a result of any such transaction or series of transactions (a “Stock Sale” or a “Sale Transaction”), then all incentive units, whether vested or unvested, owned by a Recipient shall be terminated as of the date of such Sale Transaction, and compensation shall be payable with respect to each incentive unit that is vested as of such termination date in accordance with the provisions of Section 4 below.
          (c) Public Offering. In the event that Carbonite US shall consummate its first firm commitment underwritten public offering of common stock of Carbonite US which is effected pursuant to a registration statement filed with, and declared effective by, the U.S. Securities and Exchange Commission under the Securities Act of 1933, as amended from time to time, other than an offering registered on Form S-8 or any similar form (a “Public Offering”), then commencing with the date that is six months after the consummation of such Public Offering (the “IPO Payment Date”), each incentive unit shall terminate as it becomes vested and the Recipient shall thereafter be entitled to receive payment, pursuant to Section 4 below, for each such vested and terminated incentive unit;

provided, however, that any incentive unit that is vested prior to the IPO Payment Date shall not be terminated until the IPO Payment Date.
4. Unit Payments. The amount of compensation payable to a Recipient in connection with the termination of vested incentive unit is referred to herein as a “Unit Payment”. Except for payment of a Unit Payment, if any, a Recipient shall have no rights hereunder with respect to any terminated incentive unit.
          (a) Asset Sale. With respect to each incentive unit terminated pursuant to Section 3(a) as a result of an Asset Sale, a Recipient shall receive compensation (if such number is positive) for each vested incentive unit only in an amount equal to (x) the quotient obtained by dividing the aggregate consideration received by Carbonite US in the Asset Sale less (i) the amount of all fees and expenses paid or payable by Carbonite US in connection with such Asset Sale (“Fees”), (ii) the amount of all indebtedness of Carbonite US outstanding immediately prior to the Closing Date which is not assumed by the buyer (“Debt”), (iii) the amount of any cash bonus plans in place and payable by Carbonite US in connection with the consummation of the Asset Sale (“Benefit Amount”), and (iv) the amount required to redeem any preferred stock of Carbonite US (the “Redemption Amount”) by the Fully Diluted Common Shares, minus (y) the Base Value. For avoidance of doubt, the aggregate consideration received by Carbonite pursuant to an Asset Sale shall not include any escrowed, contingent, earnout or other deferred amounts (“Deferred Consideration”) unless and until such Deferred Consideration is received by Carbonite US and, upon receipt, the calculation of the Unit Payment to a Recipient shall be done pursuant to this Section 4(a) with respect to such Deferred Consideration so received less any Fees, Debt, Benefit Amount or Redemption Amount payable on the newly received Deferred Consideration.
          (b) Stock Sale. With respect to each incentive unit terminated pursuant to Section 3(b) as a result of a Stock Sale, a Recipient shall receive compensation (if such number is positive) for each vested incentive unit only in an amount equal to (x) the quotient obtained by dividing (1) the aggregate price received by the stockholders of Carbonite US in such Stock Sale for the capital stock of Carbonite US minus the Debt, all Fees, the Benefit Amount and the Redemption Amount, if applicable, by (2) the aggregate number of Fully Diluted Common Shares, minus (y) the Base Value. For avoidance of doubt, the aggregate consideration received by the stockholders of Carbonite US pursuant to a Stock Sale shall not include any Deferred Consideration unless and until such Deferred Consideration is received by the stockholders of Carbonite US and, upon receipt, the calculation of the Unit Payment to a Recipient shall be done pursuant to this Section 4(b) with respect to such Deferred Consideration so received less any Fees, Debt, Benefit Amount or Redemption Amount payable on the newly received Deferred Consideration.
          (c) Public Offering. With respect to each incentive unit which is vested and terminated pursuant to Section 3(c) above, a Recipient shall receive compensation (if such number is positive) in an amount equal to (x) the then current Fair Market Value of the Common Stock of Carbonite US minus (y) the Base Value.
          (d) Base Value. Unless expressly provided otherwise by the Board of Director of Carbonite US and set forth in the applicable incentive unit agreement, the Base Value shall be equal to the fair market value of the common stock of Carbonite US at the time the grant of an incentive unit to a Recipient is approved by the Board of Directors of Carbonite US. The determination of the Base Value by the Board of Directors of Carbonite US shall be final and binding on each Recipient.

          (e) Date of Payment.
               (i) Asset Sale or Stock Sale. In the event of an Asset Sale or Stock Sale, all payments shall be made by Carbonite China to a Recipient within thirty (30) days after the later of (x) the date of consummation of the Asset Sale or Stock Sale, as applicable, and (y) the date on which Carbonite China has received all approvals and consents from applicable governmental authorities, including, without limitation, approval of any necessary capital increases from the applicable authorities for the Peoples Republic of China. Payment of compensation under Sections 3(a) and (b) shall be made in the same form as payment is made by the buyer to Carbonite US in the Asset Sale or Stock Sale, as applicable. Further, if the Asset Sale or Stock Sale provides for any part of the consideration to consist of Deferred Consideration, Unit Payments related to the Deferred Consideration shall not be due and payable to a Recipient unless and until thirty (30) days after (i) such Deferred Consideration is received by Carbonite US or its stockholders and (ii) the date on which Carbonite China has received all approvals and consents from applicable governmental authorities, including, without limitation, approval of any necessary capital increases from the applicable authorities for the People Republic of China.
               (ii) Public Offering. If an incentive unit is terminated pursuant to Section 3(c) above on a date that is on or after January 1st and on or prior to May 1st in any given calendar year, then all payments shall be made by Carbonite China to a Recipient with respect to such vested and terminated incentive units on the later of (x) August 1st of the same calendar year or (y) thirty (30) days after the date on which Carbonite China has received all approvals and consents from applicable governmental authorities, including, without limitation, approval of any necessary capital increases from the applicable authorities for the Peoples Republic of China. If an incentive unit is terminated pursuant to Section 3(c) above on a date that is after May 1st and on or prior to December 31st of any given calendar year, payments with respect to such vested and terminated incentive units shall be made by Carbonite China to a Recipient on the later of (x) August 1st of the next succeeding calendar year or (y) thirty (30) days after the date on which Carbonite China has received all approvals and consents from applicable governmental authorities, including, without limitation, approval of any necessary capital increases from the applicable authorities for the Peoples Republic of China.
          (f) Computation of Unit Payment. At the time that it makes any Unit Payment, Carbonite China shall deliver to the Recipient a statement it obtains from Carbonite US that is signed by the Chief Financial Officer of Carbonite US setting forth the computations for arriving at the amount of such payment and stating that such computations were made in accordance with U.S. generally accepted accounting principles as consistently applied by Carbonite US. Absent a manifest mathematical error, such statement will be binding on all parties.
5. Termination or Forfeiture. Upon termination of a Recipient’s employment, consulting or advisory relationship with Carbonite China (or affiliates thereof if determined by a majority of the members of the Board of Directors of Carbonite China upon prior approval of Carbonite US), all rights with respect to any unvested incentive units granted to such terminated employee, officer, director, advisor or consultant shall be forfeited and of no further force and effect. Furthermore, all incentive units granted pursuant to the Plan, whether vested or unvested, shall terminate on the earlier of (w) the fifth anniversary of the date of grant, (x) pursuant to the provisions of Section 3 of the Plan, (y) the date on which the liquidation or dissolution of Carbonite China is commenced or Carbonite China otherwise ceases to do business, or (z) the date of consummation of a transaction or series of related transactions pursuant to which Carbonite China is no longer an indirect subsidiary of Carbonite US that is required to be included in the consolidated financial statements of Carbonite US pursuant to U.S. generally accepted accounting principles as consistently applied by Carbonite US.
6. Non-transferability of Incentive Units. Incentive units granted hereunder are personal and no incentive unit granted under the Plan shall be assignable or transferable by the Recipient to whom it is granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution.
7. Rights as a Shareholder. The holder of an incentive unit shall have no rights as a shareholder with respect to the Carbonite China or Carbonite US.
8. No Special Employment Rights. Nothing contained in the Plan or in any incentive unit agreement shall confer upon any Recipient any right with respect to the continuation of his or her employment by, or consulting or advisory relationship with, the Carbonite China, any affiliates thereof or interfere in any way with the right of the Carbonite China or any affiliates thereof, at any time, to terminate such employment, consulting or advisory relationship or to increase or decrease the compensation of the Recipient. Whether an authorized leave of absence or absence in military or government service shall constitute termination of employment or the consulting or advisory relationship shall be determined by the Board of Directors of the Carbonite China, in its sole discretion, at the time of such absence.
9. Other Employee Benefits. The amount of any compensation deemed to be received by a Recipient as a result of his receipt of a Unit Payment will not constitute compensation with respect to which any other employee benefits of such Recipient are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.
10. Amendment of the Plan. A majority of the members of the Board of Directors of Carbonite China may at any time, and from time to time and with the prior approval of the Board of Directors of Carbonite US, modify or amend the Plan in any respect. With the consent of the Recipient affected, a majority of the members of the Board of Directors of Carbonite China may amend outstanding incentive unit agreements in a manner not inconsistent with the Plan.
11. Withholding. Carbonite China shall have the right to deduct from any Termination Payments any federal, state or local taxes of any kind required by law to be withheld with respect thereto.
12. Effective Date and Duration of the Plan.
     (a) Effective Date. The Plan shall become effective when adopted by the Board of Directors of each of Carbonite China and Carbonite US.
     (b) Termination. The Plan shall terminate on the earlier of (w) the vote of the Board of Directors of Carbonite US to terminate the Plan, (x) the consummation of either an Asset Sale or Stock Sale, (y) the date on which the liquidation or dissolution of Carbonite China is commenced or Carbonite China otherwise ceases to do business, or (z) the date of consummation of a transaction or series of related transactions pursuant to which Carbonite China is no longer an indirect subsidiary of Carbonite US that is required to be included in the consolidated financial statements of Carbonite US pursuant to U.S. generally accepted accounting principles as consistently applied by Carbonite US.

Exhibit A
CARBONITE (CHINA) CO., LTD.
INCENTIVE UNITS AGREEMENT
     This is an Incentive Units Agreement dated as of ________, 2011 by and between Carbonite (China) Co., Ltd., a corporation organized pursuant to the laws of the Peoples Republic of China (“Carbonite China”), and _________ (the “Employee”).
RECITALS
     WHEREAS, Carbonite China and Employee desire to secure for each other certain benefits arising from providing an incentive to Employee similar to that to be derived from holding shares of common stock, $.01 par value per share (the “Common Stock”), of Carbonite, Inc., a Delaware corporation and the indirect parent company of Carbonite China (“Carbonite US”), but without transferring to Employee ownership of any capital stock of Carbonite China or Carbonite US, and to provide for payments to Employee upon the happening of certain events as set forth in this Agreement.
     NOW, THEREFORE, in consideration of the mutual promises herein contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:
     1. Awards of Incentive Units and Vesting.
          (a) Award. Carbonite China hereby grants to Employee ___ incentive units (“Incentive Units”) on the terms and conditions set forth herein. The Incentive Units shall not be represented by a certificate. The Incentive Units shall be subject to the terms and provisions of the Incentive Unit Plan of Carbonite China.
          (b) Vesting. Employee shall be entitled to Unit Payments as set forth herein with respect to that number of Incentive Units that have vested pursuant to this Section 1(b) below. Upon the termination of Employee’s employment with Carbonite China for any reason or for no reason, including without limitation, resignation, death or disability of Employee, the vesting of all Incentive Units shall terminate immediately, all unvested Incentive Units shall terminate immediately and, notwithstanding any other provision contained in this Agreement, Employee shall forfeit all rights to receive any compensation in connection with the unvested Incentive Units so terminated.
     The Incentive Units become vested as to 25% percent of the total Incentive Units subject to this Agreement on [DATE] (“First Vest Date”). Thereafter, unless otherwise terminated pursuant to this Agreement, the Incentive Units become vested on a quarterly basis as to an additional 6.25% percent of the aggregate Incentive Units for the next twelve quarters.
          (c) Expiration. This Agreement and all Incentive Units granted herein, whether vested or unvested, shall terminate on the earlier of (w) the fifth anniversary of the date hereof, (x) pursuant to the provisions of Section 1(b) or Section 2, (y) the date on which the liquidation or dissolution of Carbonite China is commenced or Carbonite China otherwise ceases to do business, or (z) the date of consummation of a transaction or series of related transactions pursuant to which Carbonite China is no longer an indirect subsidiary of Carbonite US that is required to be included in the consolidated financial statements of Carbonite US pursuant to U.S. generally accepted accounting principles as consistently applied by Carbonite US.
     2. Termination of Incentive Units; Payment of Compensation.
          (a) Asset Sale. In the event that all or substantially all of the assets of Carbonite US are sold or transferred to an unaffiliated third party or parties but excluding any such transaction(s) where the stockholders of Carbonite US as constituted immediately prior to such transaction will, immediately after such transaction hold at least fifty percent (50%) of the voting power of the surviving or acquiring entity (an “Asset Sale” or a “Sale Transaction”), then all outstanding Incentive Units, whether vested or unvested, then owned by Employee shall be terminated as of the date of such Sale Transaction, and compensation shall be payable with respect to each Incentive Unit that is vested as of such termination date in accordance with the provisions of Section 3 below.
          (b) Stock Sale. In the event that an unaffiliated person or persons in a single transaction or series of related transaction, whether by purchase, merger or consolidation, acquires all of the outstanding Common Stock of Carbonite US in a single transaction, in an integrated series of transactions or as a result of any such transaction or series of transactions (a “Stock Sale” or a “Sale Transaction”), then all Incentive Units, whether vested or unvested, owned by Employee shall be terminated as of the date of such Sale Transaction, and compensation shall be payable with respect to each Incentive Unit that is vested as of such termination date in accordance with the provisions of Section 3 below.
          (c) Public Offering. In the event that Carbonite US shall consummate its first firm commitment underwritten public offering of Common Stock of Carbonite US which is effected pursuant to a registration statement filed with, and declared effective by, the Securities and Exchange Commission under the Securities Act of 1933, as amended from time to time, other than an offering registered on Form S-8 or any similar form (a “Public Offering”), then commencing with the date that is six months after the consummation of such Public Offering (the “IPO Payment Date”), each Incentive Unit shall terminate as it becomes vested and the Employee shall thereafter be entitled to receive payment, pursuant to Section 3 below, for each such vested and terminated Incentive Unit; provided, however, that any Incentive Unit that is vested prior to the IPO Payment Date shall not be terminated until the IPO Payment Date.
     3. Unit Payments. The amount of compensation payable with respect to the termination of a vested Incentive Unit (a “Unit Payment”) shall be determined as set forth below in this Section 3. Except for payment of any applicable Unit Payment, Employee shall have no rights under the Agreement with respect to any terminated Incentive Unit. All monetary values in this Agreement are expressed in U.S. dollars.
          (a) Asset Sale. With respect to each Incentive Unit terminated pursuant to Section 2(a) as a result of an Asset Sale, Employee shall receive compensation (if such number is positive) for each vested Incentive Unit only in an amount equal to (x) the quotient obtained by dividing the aggregate consideration received by Carbonite US in the Asset Sale less (i) the amount of all fees and expenses paid or payable by Carbonite US in connection with such Asset Sale (“Fees”), (ii) the amount of all indebtedness of Carbonite US outstanding immediately prior to the Closing Date which is not assumed by the buyer (“Debt”), (iii) the amount of any cash bonus plans in place and payable by Carbonite US in connection with the consummation of the Asset Sale (“Benefit Amount”), and

(iv) the amount required to redeem any preferred stock of Carbonite US (the “Redemption Amount”) by the Fully Diluted Common Shares, minus (y) the Base Value. For avoidance of doubt, the aggregate consideration received by Carbonite pursuant to an Asset Sale shall not include any escrowed, contingent, earnout or other deferred amounts (“Deferred Consideration”) unless and until such Deferred Consideration is received by Carbonite US and, upon receipt, the calculation of the Unit Payment to Employee shall be done pursuant to this Section 3(a) with respect to such Deferred Consideration so received less any Fees, Debt, Benefit Amount or Redemption Amount payable on the newly received Deferred Consideration.
          (b) Stock Sale. With respect to each Incentive Unit terminated pursuant to Section 2(b) as a result of a Stock Sale, Employee shall receive compensation (if such number is positive) for each vested Incentive Unit only in an amount equal to (x) the quotient obtained by dividing (1) the aggregate price received by the stockholders of Carbonite US in such Stock Sale for the capital stock of Carbonite US minus the Debt, all Fees, the Benefit Amount and the Redemption Amount, if applicable, by (2) the aggregate number of Fully Diluted Common Shares, minus (y) the Base Value. For avoidance of doubt, the aggregate consideration received by the stockholders of Carbonite US pursuant to a Stock Sale shall not include any Deferred Consideration unless and until such Deferred Consideration is received by the stockholders of Carbonite US and, upon receipt, the calculation of the Unit Payment to Employee shall be done pursuant to this Section 3(b) with respect to such Deferred Consideration so received less any Fees, Debt, Benefit Amount or Redemption Amount payable on the newly received Deferred Consideration.
          (c) Public Offering. With respect to each Incentive Unit which is vested and terminated pursuant to Section 2(c) above, Employee shall receive compensation (if such number is positive) in an amount equal to (x) the then current Fair Market Value of the Common Stock of Carbonite US minus (y) the Base Value.
          (d) Date of Payment.
               (i) Asset Sale or Stock Sale. In the event of an Asset Sale or Stock Sale, all payments shall be made by Carbonite China to Employee within thirty (30) days after the later of (x) the date of consummation of the Asset Sale or Stock Sale, as applicable, and (y) the date on which Carbonite China has received all approvals and consents from applicable governmental authorities, including, without limitation, approval of any necessary capital increases from the applicable authorities for the Peoples Republic of China. Payment of compensation under Sections 2(a) and (b) shall be made in the same form as payment is made by the buyer to Carbonite US in the Asset Sale or Stock Sale, as applicable. Further, if the Asset Sale or Stock Sale provides for any part of the consideration to consist of Deferred Consideration, Unit Payments related to the Deferred Consideration shall not be due and payable to Employee unless and until thirty (30) days after (i) such Deferred Consideration is received by Carbonite US or its stockholders and (ii) the date on which Carbonite China has received all approvals and consents from applicable governmental authorities, including, without limitation, approval of any necessary capital increases from the applicable authorities for the People Republic of China.
               (ii) Public Offering. If an Incentive Unit is terminated pursuant to Section 2(c) above on a date that is on or after January 1st and on or prior to May 1st in any given calendar year, then all payments shall be made by Carbonite China to Employee with respect to such vested and terminated Incentive Units on the later of (x) August 1st of the same calendar year or (y) thirty (30) days after the date on which Carbonite China has received all approvals and consents from applicable governmental authorities, including, without limitation, approval of any necessary capital increases from the applicable authorities for the Peoples Republic of China. If an Incentive Unit is terminated pursuant to Section 2(c) above on a date that is after May 1st and on or prior to December 31st of any given calendar year, payments with respect to such vested and terminated Incentive Units shall be made by Carbonite China to Employee on the later of (x) August 1st of the next succeeding calendar year or (y) thirty (30) days after the date on which Carbonite China has received all approvals and consents from applicable governmental authorities, including, without limitation, approval of any necessary capital increases from the applicable authorities for the Peoples Republic of China.
     4. Computation of Unit Payment. At the time that it makes any Unit Payment, Carbonite China shall deliver to Employee a statement it obtains from Carbonite US that is signed by the Chief Financial Officer of Carbonite US setting forth the computations for arriving at the amount of such payment and stating that such computations were made in accordance with U.S. generally accepted accounting principles as consistently applied by Carbonite US. Absent a manifest mathematical error, such statement will be binding on all parties.
     5. Beneficiary of Employee. In the event of Employee’s death, any compensation due hereunder to Employee on account of the termination of Incentive Units shall be paid to such person or persons as Employee shall have last specified in a designation of beneficiary in the form of Exhibit A (a “Designation of Beneficiary”) delivered to Carbonite China, who shall provide a copy to Carbonite US, prior to Employee’s death (a “Beneficiary”), in such proportions as Employee shall have specified in such Designation of Beneficiary. If Employee fails to provide Carbonite China with a Designation of Beneficiary, he or she shall be deemed to have designated his estate as his Beneficiary.
     6. Corporate Adjustments; Dividends. In the event of a reorganization, recapitalization, reclassification, stock split, stock dividend, combination of shares, or any other similar transaction effecting the corporate structure or shares of Carbonite US, the number of Incentive Units and the Base Value held by Employee hereunder shall be considered and appropriately adjusted to reflect such event, all as considered and determined in good faith by the Board of Directors of Carbonite China. The judgment of the Board of Directors as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No adjustment shall be made in connection with sale of additional shares of capital stock by Carbonite US.
     7. Employee’s Rights; No Rights as a Shareholder. Neither Employee nor his or her Beneficiary shall be, or have any of the rights or privileges of, a stockholder of Carbonite China or Carbonite US on account of holding any Incentive Unit, but shall have only such rights as are specified in this Agreement. No adjustment or payment shall be made for dividends, distributions or any other rights of holders of capital stock of Carbonite China except as set forth in Section 7.
     8. Effect on Employment. Nothing in this Agreement shall be construed as imposing any obligation on Carbonite China to employ, or to continue to employ, Employee, and nothing herein shall be construed to affect, amend, or abrogate any other rights or obligations with respect to employment which either Employee or Carbonite China may otherwise have by agreement or under law.
     9. Tax Withholding; Other Employee Benefits. All payments of compensation with respect to Incentive Units shall be subject when made to such employment, income or other tax withholding deductions as are required by law. Payments to Employee in accordance with the terms and provisions of the Agreement shall be treated for tax purposes as compensation. However, the amount of any compensation deemed to be received by Employee as a result of the termination of any Incentive Units will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors. Employee represents and warrants to Carbonite China that Employee is not providing any services for Carbonite China, Carbonite US or any affiliate of such entities in the United States and Employee is not a “U.S. person” under the United States Internal Revenue Code, as amended.
     10. Nontransferability of Incentive Units. Neither any Incentive Units awarded under this Agreement nor Employee’s rights under the Agreement shall be assigned, transferred or encumbered in whole or in part by Employee or Employee’s Beneficiary.
     11. Definitions. For purposes of the Agreement, the following definitions shall apply:
          (a) “Base Value” means $________, subject to adjustment pursuant to Section 6(a) in the event of a reorganization, recapitalization, reclassification, liquidation, stock split, stock dividend, combination of shares, or any other change in the corporate structure or shares of stock of Carbonite US.
          (b) “Fair Market Value” means: (x) if the securities are then traded on a national securities exchange in the U.S. or the Nasdaq Global Market (or a similar national quotation system), then the value shall be deemed to be the average of the closing prices of the securities on such exchange or system over the thirty (30) day period ending three (3) days prior to the date on which the Incentive Unit is terminated pursuant to Section 2(c) above; (y) if the foregoing clause (x) does not apply but the securities are actively traded over-the-counter, then the value shall be deemed to be the average of the closing bid prices over the thirty (30) day period ending three (3) days prior to the Payment Request; and (z) if there is no active public market, then the value shall be the fair market value thereof, as determined in good faith by the Board of Directors of Carbonite US.
          (c) “Fully Diluted Common Shares” means the aggregate number of shares of the Common Stock of Carbonite US outstanding on the date of consummation of the Asset Sale or Stock Sale, as applicable, including all options and warrants that are exercisable but excluding for purposes of this calculation all Incentive Units issued by Carbonite China.
     12. Miscellaneous Provisions
          (a) Notices. All notices or other communications which are to be provided under any provision of the Agreement shall be in writing and shall be given by hand, by e-mail or facsimile transmission with confirmation of successful transmission, or mailed by overnight courier with evidence of signature for delivery required. Any such notice shall be deemed to have been given on, and such notice shall be deemed dated, the date when the same shall have been delivered to the party to whom such notice is given as evidenced by personal delivery, signature of receipt if by overnight courier, or record of successful transmission if by email or facsimile. All notices to be given to Carbonite China shall be addressed to it at its principal office, or at such other address as it may designate by like notice. All notices to be given to Employee (or his or her Beneficiary) shall be addressed to him or her at the office of Carbonite China at which he or she is regularly employed, or at such other address as Employee may designate by like notice. A copy of all notices delivered to Carbonite China shall be simultaneously transmitted to the General Counsel of Carbonite US.
          (b) Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of Employee, his heirs, executors, administrators or assigns, and upon Carbonite China, and Carbonite China’s successors and assigns. This Agreement shall only be effective against Carbonite China upon execution of this Agreement by a majority of the members of the Board of Directors of Carbonite China.
          (c) Entire Agreement. This Agreement and the Certificate referred to herein set forth the entire agreement between Carbonite China and Employee with respect to the matters referred to herein and supersede all prior negotiations, commitments, understandings or agreements.
          (d) Termination, Amendments, Waivers and Further Agreements. This Agreement may not be terminated or amended at any time except with the written consent of Carbonite China (as evidenced by the execution of such consent by a majority of the members of the Board of Directors of Carbonite China) and Employee. No waiver, change, modification, consent or discharge shall be effective in connection with this Agreement or with any Incentive Unit except by an instrument in writing executed by or on behalf of the party against whom enforcement of such amendment, waiver, change, modification, consent or discharge is sought.
          (e) Severability. If any provision of this Agreement shall be held or deemed to be, or shall in fact be, invalid, inoperative or unenforceable as applied to any particular case in any jurisdiction or jurisdictions, or in all jurisdictions or in all cases, because of the conflicting of any provision with any constitution or statute or rule of public policy or for any other reason, such circumstance shall not have the effect of rendering the provision or provisions in question invalid, inoperative or unenforceable in any other jurisdiction or in any other case of circumstance or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to the extent that such other provisions are not themselves actually in conflict with such constitution, statute or rule of public policy, but this Agreement shall be reformed and construed in any such jurisdiction or case as if such invalid, inoperative or unenforceable provision had never been contained herein and such provision reformed so that it would be valid, operative and enforceable to the maximum permitted in such jurisdiction or in such case.
          (f) Section Headings. The headings contained in the Agreement are for reference only and shall not in any way affect its meaning or interpretation.
          (g) Gender. Whenever used herein, the singular number shall include the plural, the plural shall include the singular, and the use of any gender shall include all genders, unless the context requires otherwise.
          (h) Language. This Agreement shall be in the English language and, if this Agreement shall be translated into Chinese and there are any conflicts between the English language and Chinese language versions of this Agreement, the English language version shall control.

     IN WITNESS WHEREOF, the parties have executed this Incentive Units Agreement as of the date first written above.

CARBONITE (CHINA ) CO., LTD.:
By:

By:

EMPLOYEE

EXHIBIT A
CARBONITE (CHINA) CO., LTD.
Incentive Units Agreement
Designation of Beneficiary
     The undersigned holder of Incentive Units issued under the Incentive Units Agreement dated _______, 2011 with Carbonite (China) Co., Ltd. (“Carbonite China”) hereby designates the person or persons listed below to receive any distribution payable under the Agreement in the event of the death of the undersigned. This designation of beneficiary shall become effective upon its delivery to Carbonite China prior to the death of the undersigned. This designation of beneficiary revokes any designation(s) of beneficiary previously made by the undersigned. The undersigned reserves the right to revoke this designation of beneficiary at any time without notice to any beneficiary.

Primary Beneficiary or Beneficiaries	Percentage

Secondary Beneficiary or Beneficiaries	Percentage

(You may indicate the names not only of the primary beneficiaries but also the names of the secondary beneficiaries who would receive the distribution in the event the primary beneficiary or beneficiaries are not alive. If you do not make a designation or if the designated persons should not be alive at the time of your death, the payment will be made to your estate. In the case of each beneficiary, give his or her name, address and his relationship to you.)

(Date)	(Signature)